UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code:	(585) 624-3650

Date of fiscal year end:	10/31/22

Date of reporting period:	11/01/21 - 4/30/22

Item 2 -	CODE OF ETHICS.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 -	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 -	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2021	10/31/2020

Audit Fees	$14,950	$14,100

Audit-Related Fees	$0	$0
Tax Fees	$2,100	$2,000
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 -	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 -	INVESTMENTS

Item 6(a)	-The list of investments is included in the shareholder report.

Item 6(b)	-Not applicable.

Item 7 -	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 -	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 -	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

Item 11(a) -	The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) -	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 -	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.
(b)	Not applicable.

Item 13 -	EXHIBITS.

(a)(1)	Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: June 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: June 29, 2022

Bullfinch Fund, Inc.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Unrestricted Series

Greater Western New York Series

Semi-Annual Report

April 30, 2022

(Unaudited)

1

Management’s Discussion of Fund Performance

June 27, 2022

Dear Fellow Shareholders:

We are very proud to present the April 2022 Semi-Annual Report of Bullfinch Fund, Inc. This report contains the unaudited financial statements for both the Unrestricted Series and the Greater Western New York Series.

Two words describe the first quarter and they both begin with the letter “I.” Inflation soared to unprecedented heights and while the Russian invasion into Ukraine may have exasperated the situation, we have been teetering on runaway inflation for some time now.

Anyone who has bought gas over the last year knows that rising energy prices have been the root cause of inflation. Logistical log jams are generally temporary in nature. Public policies that fail to address obvious fluctuations in oil prices can lead to (and seems to have led to) sustained, longer term inflation. Add to this public policies that continue to encourage spending (not productivity) and you have continued demand-push inflation with short supply inventories.

We can forgive the initial public policy push as it was thought Covid would unnaturally slow the economy and increased government spending would be needed to prevent an economic crash. It turned out the Covid rebound happened much quicker than anyone expected. In a sense, this exasperated the inflation problem when demand returned before the supply chains were fully back in operation.

In terms of individual stock performance for the past six months, the Unrestricted Series was led by Reliance Steel & Aluminum Co., Meridian Bioscience, Inc., AAR Corporation, and Bristol-Myers Squibb Co., all up 30% or more. Of the stocks held for the full reporting period, Adobe, Inc., General Electric Co., and Amazon.com Inc., fell the most (by 26% or more).

In the Greater Western New York Series, Astronics Corp., Manning & Napier Inc, and Bristol-Myers Squibb Co., led the way, each up by more than 30%. On the downside, two stocks held the entire period (Graham Corp. and Gibraltar Industries, Inc.), fell by more than 41%.

The last six months have been a challenge for the market as a whole as the economy of the country has floundered for a variety of reasons. Fortunately, our defensive posture has cushioned our portfolios on the downside. As the prospects of a recession grow, we don’t anticipate a change in this strategy in the near-term.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

2

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 11/1/11 to 4/30/22. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Bullfinch Fund Inc.	Value Line	Bullfinch Fund Inc.	Value Line
Unrestricted Series (Solid) vs. Geometric Index (Dashed)		Greater WNY Series (Solid) vs. Geometric Index (Dashed)

Year ending 10/11 10/12 10/14 10/16 10/17 10/18 10/19 10/20 10/21 4/22		Year ending 10/11 10/12 10/14 10/16 10/17 10/18 10/19 10/20 10/21 4/22

Annualized			Annualized
Returns Ending	Bullfinch Fund Inc.	Value Line	Returns Ending	Bullfinch Fund Inc.	Value Line
4/30/2022	Unrestricted Series	Geometric Index	4/30/2022	Greater WNY Series	Geometric Index

One – Year	-0.85%	-11.63%	One – Year	-4.99%	-11.63%
Five – Year	+6.36%	+2.22%	Five – Year	+4.73%	+2.22%
Ten – Year	+8.85%	+4.66%	Ten – Year	+7.05%	+4.66%

3

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

April 30, 2022

(UNAUDITED)

4

UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2022 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $4,480,721	$8,878,226

Cash and Cash Equivalents	2,900,990

Accrued Interest and Dividends	14,911

Prepaid Expenses	4,498

Total Assets	$11,798,625

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$7,944

Due to Investment Adviser	10,244

NET ASSETS

Net Assets (Equivalent to $ 24.43 per share based on 482,124.078 shares of stock outstanding)	11,780,437

Total Liabilities and Net Assets	$11,798,625

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 482,124.078 Shares Outstanding	$7,011,430

Accumulated Net Investment Gain & Realized Gain from Securities Transactions	371,502
Net Unrealized Appreciation on Investments	4,397,505

Net Assets at April 30, 2022	$11,780,437

The accompanying notes are an integral part of these financial statements.

5

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
SCHEDULE OF INVESTMENTS IN SECURITIES
APRIL 30, 2022 (UNAUDITED)

		Historical	Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 75.37%

* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Computers – Software – 12.31%
Adobe Inc.*	1,100	28,660	435,545
Microsoft Corp.	2,200	50,534	610,544
Oracle Corp.	5,500	56,122	403,700
		135,316	1,449,789

Medical Products and Supplies – 11.44%
Bristol-Myers Squibb Co.	7,100	359,371	534,417
Edwards Lifesciences*	3,300	52,806	349,074
Johnson & Johnson	2,400	136,714	433,104
Medtronic PLC	300	22,701	31,308
		571,592	1,347,903

Commercial Services – 5.11%
Paychex, Inc.	4,750	130,495	601,967

Electrical Equipment – 4.71%
Corning Inc.	7,300	66,773	256,887
General Electric Co.	4,000	617,355	298,200
		684,128	555,087

Computers - Networking - 4.45%
Cisco Systems, Inc.	10,700	160,238	524,086

Building & Related – 4.10%
Meritage Homes Corp.*	5,850	246,488	482,917

Steel - 4.04%
Reliance Steel & Aluminum Co.	2,400	184,673	475,800

Retail – Specialty – 3.98%
CVS Health Corp.	3,050	170,752	293,196
Zumiez Inc.*	4,800	105,530	175,824
		276,282	469,020

Tobacco Products – 3.66%
Universal Corp.	7,450	297,131	430,983

Insurance - 3.50%
Arthur J Gallagher & Co.	2,450	56,880	412,800

		Historical	Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 75.37%

Biotech – 3.00%
Meridian Bioscience, Inc.*	13,800	249,015	353,142

Semiconductors - 2.98%
Intel Corporation	5,000	85,564	217,950
Xperi Holding Corp.	8,550	198,390	133,380
		283,954	351,330

Utilities – Natural Resources - 2.17%
Consolidated Water Co. Ltd.	23,500	276,520	255,680

Telecommunications – 2.16%
AT&T Inc.	4,400	120,646	82,984
Verizon Communications	3,700	180,520	171,310
		301,166	254,294

Retail - General – 1.84%
Amazon.com Inc. *	87	159,645	216,250

Computers – Hardware - 1.80%
Western Digital Corp.*	4,000	187,535	212,280

Aerospace – 1.76%
AAR Corporation*	4,400	83,191	206,712

Industrial Services – 1.60%
Expeditors Int’l Washington	1,900	61,567	188,233

Pharmaceuticals – 0.47%
Viatris Inc.	5,350	83,781	55,266

Media – 0.16%
Warner Brothers Discovery*	1,064	37,776	19,312

Railroads – 0.13%
Wabtec Corporation	171	13,348	15,375

Total Investments in Common Stocks		4,480,721	8,878,226

Level 1 – Cash & Equivalents - 24.63%

Schwab Bank - 24.63% Bank Sweep Interest Rate 0.01%		2,900,990	2,900,990

Total Invested Assets		$7,381,711	$11,779,216

The accompanying notes are an integral part of these financial statements.

6

UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)
SCHEDULE OF INVESTMENTS IN SECURITIES
APRIL 30, 2022 (UNAUDITED)

Table of Industries

Industry	Fair Value	Percent

Aerospace	$206,712	1.76%
Biotech	$353,142	3.00%
Building & Related	$482,917	4.10%
Commercial Services	$601,967	5.11%
Computers – Hardware	$212,280	1.80%
Computers – Networking	$524,086	4.45%
Computers – Software	$1,449,789	12.31%
Electrical Equipment	$555,087	4.71%
Industrial Services	$188,233	1.60%
Insurance	$412,800	3.50%
Media	$19,312	0.16%
Medical Products & Supplies	$1,347,903	11.44%
Pharmaceuticals	$55,266	0.47%
Railroads	$15,375	0.13%
Retail – General	$216,250	1.84%
Retail – Specialty	$469,020	3.98%
Semiconductors	$351,330	2.98%
Steel	$475,800	4.04%
Telecommunications	$254,294	2.16%
Tobacco Products	$430,983	3.66%
Utilities – Natural Resources	$255,680	2.17%
Total Equities	$8,878,226	75.37%

Cash & Equivalents	$2,900,990	24.63%
(Bank Sweep Interest Rate 0.01%)

Total Invested Assets	$11,779,216	100.00%

The accompanying notes are an integral part of these financial statements.

7

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF OPERATIONS
FOR THE 6 MONTHS ENDED APRIL 30, 2022 (UNAUDITED)

INVESTMENT INCOME:
Dividend & Interest Income	$76,866
FEES AND EXPENSES:
Investment Adviser Fees	62,555
Legal and Professional	9,443
D&O/E&O	4,186
Custodian Fees	3,375
Dues and Subscriptions	2,024
Director’s Fees	1,200
Registration Fees	150
Maryland Taxes	150
Telephone	40
New York State Taxes	25
Licenses & Permits	25
Total expense	83,173
Net investment loss	(6,307)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized gain from securities transactions	939,143
Change in unrealized appreciation (depreciation)	(1,616,768)
Net loss on investments	(677,625)
CHANGE IN NET ASSETS FROM OPERATIONS	$(683,932)

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30,	October 31,
	2022*	2021
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(6,307)	$(2,695)
Net realized income (loss) from securities transactions	939,143	(106,683)
Net change in unrealized appreciation (depreciation) of investments	(1,616,768)	3,112,897
Increase (decrease) in net assets from operations	(683,932)	3,003,519

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	0	(629)
Distribution of ordinary income	0	(22,165)
Decrease in net assets from distributions to shareholders	0	(22,794)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	45,327	107,193
Reinvestment of distributions to shareholders	0	22,794
Shares Redeemed	(7,150)	(685,365)
Increase (decrease) in net assets from capital share transactions	38,177	(555,378)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(645,755)	2,425,347

NET ASSETS:
Beginning of period	12,426,192	10,000,845
End of period	$11,780,437	$12.426,192

*Unaudited

The accompanying notes are an integral part of these financial statements.

8

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS
(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
	2022*	2021	2020	2019	2018	2017

NET ASSET VALUE, beginning of period	$25.85	$19.88	$21.20	$19.59	$20.78	$20.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.01)	(0.01)	0.04	0.12	0.11	0.05
Net gain (loss) on securities both realized and unrealized	(1.41)	6.03	(1.24)	2.46	0.02	2.07
Total from investment operations	(1.42)	6.02	(1.20)	2.58	0.13	2.12

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	0.00	(0.04)	(0.12)	(0.10)	(0.05)	(0.03)
Distribution of capital gains	0.00	(0.01)	0.00	(0.87)	(1.27)	(1.60)
Total Stock Dividend Distributions	0.00	(0.05)	(0.12)	(0.97)	(1.32)	(1.63)

NET ASSET VALUE, end of period	$24.43	$25.85	$19.88	$21.20	$19.59	$20.78

NET ASSETS**, end of period	$11,780,437	$12,426,192	$10,000,845	$10,414,616	$9,129,793	$8,857,939

*Unaudited

**Rounded

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)
FINANCIAL HIGHLIGHTS
(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2022*		2021	2020	2019	2018	2017

RATIO OF EXPENSES TO AVERAGE
NET ASSETS**	0.68	%***	1.37%	1.43%	1.50%	1.49%	1.51%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**	(0.05	)%***	(0.02)%	0.22%	0.61%	0.53%	0.24%

PORTFOLIO TURNOVER RATE**	0.00	%***	0.71%	5.94%	16.04%	11.41%	10.72%

TOTAL RETURN	(5.49)%		30.34%	(5.71)%	14.23%	0.45%	10.92%

*Unaudited

**Per share amounts calculated using the average shares method

***The ratios presented were calculated using operating data for the six-month period from November 1, 2021 to April 30, 2022.

The accompanying notes are an integral part of these financial highlights.

9

UNRESTRICTED SERIES
(A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2022 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweept account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

10

ASSETS AT FAIR VALUE AS OF:

4/30/22
LEVEL 1
COMMON STOCKS	$8,878,226
CASH & EQUIVALENTS	$2,900,990
TOTALS BY LEVEL	$11,779,216

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’tax returns are open for examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $22,165 to its shareholders on December 28, 2020, in the form of stock dividends equal to 986.224 shares of stock. The Series made a distribution of its short term capital gains of $629 to its shareholders on December 28, 2020, in the form of stock dividends equal to 27.978 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non –cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

11

NOTE C – INVESTMENTS

For the six months ended April 30, 2022, the Series purchased $0 of common stock. During the same period, the Series redeemed $1,076,040 of common stock. The Series also redeemed $1,300,000 in Treasury Bills.

At April 30, 2022, the gross unrealized appreciation for all securities totaled $4,896,361 and the gross unrealized depreciation for all securities totaled 498,856 or a net unrealized appreciation of $4,397,505. The aggregate cost of securities for federal income tax purposes at April 30, 2022 was $4,480,721.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2022, the Fund paid investment adviser fees of $62,555.

As of April 30, 2022, the Fund had $10,244 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2020	503,065.995	$7,528,631

Shares sold during 2021	4,364.206	$107,193
Shares redeemed during 2021	(27,813.453)	(685,365)
Reinvestment of Distributions, December 28, 2020	1,014.202	22,794
Balance at October 31, 2021	480,630.950	$6,973,253

Shares sold during six months ended April 30, 2022	1,766.577	$45,327
Shares redeemed during six months ended April 30, 2022	(273.449)	(7,150)
Balance at April 30, 2022	482,124.078	$7,011,430

12

GREATER WESTERN NEW YORK SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2022

(UNAUDITED)

13

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2022 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $ 841,603	$1,948,206

Cash and Cash Equivalents	464,556

Accrued Interest and Dividends	1,750

Prepaid Expenses	658

Total Assets	$2,415,170

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$883

Due to Investment Adviser	2,266

NET ASSETS

Net Assets (Equivalent to $23.81 per share based on 101,283.013 shares of stock outstanding)	2,412,021

Total Liabilities and Net Assets	$2,415,170

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 101,283.013 Shares Outstanding	$1,486,534

Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(181,116)

Net Unrealized Appreciation on Investments	1,106,603

Net assets at April 30, 2022	$2,412,021

The accompanying notes are an integral part of these statements

14

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2022 (UNAUDITED)

	Historical		Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 80.75%
* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Banking & Finance – 12.74%
Community Bank System	1,200	23,452	77,280
M &T Bank Corp.	300	29,839	49,992
Manning & Napier Inc.	14,100	66,903	180,057
		120,194	307,329

Aerospace - 10.56%
L3Harris Technologies Inc.	500	24,989	116,130
Moog, Inc. Class A	637	15,976	50,877
Northrop Grumman Corp	200	2,294	87,880
		43,259	254,887

Electrical Equipment – 9.38%
Corning, Inc.	2,200	26,502	77,418
General Electric Co.	843	132,940	62,846
Ultralife Corporation*	17,400	65,037	85,956
		224,479	226,220

Medical Products & Supplies - 9.23%
Bristol-Myers Squibb Co.	1,150	29,276	86,560
Integer Holdings Corp.*	850	17,417	63,895
Johnson & Johnson	400	22,617	72,184
		69,310	222,639

Commercial Services - 5.12%
Paychex, Inc.	975	25,852	123,562

Real Estate & Related - 4.94%
Life Storage Inc.	900	21,318	119,241

Foods & Beverages - 4.08%
Constellation Brands Inc.	400	2,509	98,436

Utilities - Natural Resources - 3.63%
National Fuel Gas Co.	1,250	50,833	87,662

Steel - 3.14%
Gibraltar Industries Inc.*	2,000	25,111	75,680

Electronics Components - 2.81%
Astronics Corp.*	7,000	40,691	67,830

Computers - Software - 2.74%
Oracle Corporation	900	12,070	66,060

	Historical		Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 80.75%

Retail - Specialty – 2.39%
CVS Health Corp.	600	33,590	57,678

Computers - Services - 2.38%
Computer Task Group Inc.*	6,000	33,877	57,300

Telecommunications – 2.09%
AT&T Inc.	950	25,666	17,917
Verizon Communications	700	34,210	32,410
		59,876	50,327

Airlines - 2.03%
Southwest Airlines Co.*	1,050	19,813	49,056

Automotive – 1.99%
Monro Inc.	1,050	12,443	48,016

Metal Fabrication & Hardware – 0.42%
Graham Corporation *	1,400	15,140	10,206

Instruments - 0.33%
Taylor Devices Inc.*	877	4,394	7,946

Office Equipment - 0.25%
Xerox Holdings Corp.	350	12,742	6,090

Media - 0.17%
Warner Brothers Discovery*	229	8,011	4,156

Machinery - 0.15%
Columbus McKinnon Corp.	100	2,344	3,545

Railroads - 0.13%
Wabtec Corporation	36	2,810	3,237

Industrial Materials - 0.05%
Servotronics, Inc.*	100	937	1,103

Total Investments in Securities		841,603	1,948,206

Level 1 – Cash & Equivalents -19.25%
Schwab Bank - 19.25%		464,556	464,556
Bank Sweep Interest Rate 0.01%

Total Invested Assets		$1,306,159	$2,412,762

The accompanying notes are an integral part of these statements

15

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2022 (UNAUDITED)

Table of Industries

Industry	Fair Value	Percent

Aerospace	$254,887	10.56%
Airlines	$49,056	2.03%
Automotive	$48,016	1.99%
Banking & Finance	$307,329	12.74%
Commercial Services	$123,562	5.12%
Computers – Services	$57,300	2.38%
Computers – Software	$66,060	2.74%
Electrical Equipment	$226,220	9.38%
Electronics Components	$67,830	2.81%
Foods & Beverages	$98,436	4.08%
Industrial Materials	$1,103	0.05%
Instruments	$7,946	0.33%
Machinery	$3,545	0.15%
Media	$4,156	0.17%
Medical Products & Supplies	$222,639	9.23%
Metal Fabrication & Hardware	$10,206	0.42%
Office Equipment	$6,090	0.25%
Railroads	$3,237	0.13%
Real Estate & Related	$119,241	4.94%
Retail – Specialty	$57,678	2.39%
Steel	$75,680	3.14%
Telecommunications	$50,327	2.09%
Utilities – Natural Resources	$87,662	3.63%
Total Equities	$1,948,206	80.75%

Cash & Equivalents	$464,556	19.25%
(Bank Sweep Interest Rate 0.01%)

Total Invested Assets	$2,412,762	100.00%

The accompanying notes are an integral part of these statements

16

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2022 (UNAUDITED)

INVESTMENT INCOME:
Dividends & Interest Income	$16,483
FEES AND EXPENSES:
Investment Adviser Fees	13,392
Dues and Subscriptions	1,224
Custodian Fees	1,200
Director’s Fees	1,200
Legal and Professional	1,049
D&O/E&O	465
Maryland Taxes	150
Registration Fees	75
Telephone	40
New York State Taxes	25
Licenses & Permits	25
Total Expense	18,845
Net investment loss	(2,362)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from securities transactions	66
Change in unrealized appreciation (depreciation)	(62,641)
Net loss on investments	(62,575)
CHANGE IN NET ASSETS FROM OPERATIONS	$(64,937)

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30,	October 31,
	2022*	2021
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain (loss)	$(2,362)	$(5,104)
Net realized gain from securities transactions	66	62,800
Net change in unrealized appreciation (depreciation) of investments	(62,641)	526,156
Change in net assets from operations	(64,937)	583,852

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of ordinary income	0	(662)
Distribution of capital gains	(62,799)	(118,270)
Decrease in net assets from distributions to shareholders	(62,799)	(118,932)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	19,027	29,989
Reinvestment of Distributions to shareholders	62,799	118,932
Shares Redeemed	0	0
Increase in net assets from capital share transactions	81,826	148,921
TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,910)	613,841

NET ASSETS:
Beginning of period	2,457,931	1,844,090
End of period	$2,412,021	$2,457,931

*Unaudited

The accompanying notes are an integral part of these statements

17

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
	2022*	2021	2020	2019	2018	2017

NET ASSET VALUE, beginning of period	$25.09	$20.16	$23.28	$20.80	$22.23	$20.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.02)	(0.05)	0.01	0.03	(0.02)	0.00
Net gain (loss) on securities both realized and unrealized	(0.62)	6.28	(3.10)	2.48	(0.42)	2.21
Total from investment operations	(0.64)	6.23	(3.09)	2.51	(0.44)	2.21

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	0.00	(0.01)	(0.03)	(0.03)	(0.06)	0.00
Distribution of capital gains	(0.64)	(1.29)	0.00	0.00	(0.93)	(0.34)
Total Stock Dividend Distributions	(0.64)	(1.30)	(0.03)	(0.03)	(0.99)	(0.34)

NET ASSET VALUE, end of period	$23.81	$25.09	$20.16	$23.28	$20.80	$22.23

NET ASSETS**, end of period	$2,412,021	$2,457,931	$1,844,090	$2,084,120	$1,851,110	$1,952,720

*Unaudited

** Rounded

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2022*		2021	2020	2019	2018	2017

RATIO OF EXPENSES TO AVERAGE
NET ASSETS**	0.78	%***	1.52%	1.54%	1.53%	1.61%	1.37%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**	(0.10	)%***	(0.22)%	0.03%	0.12%	(0.08)%	0.00%

PORTFOLIO TURNOVER RATE**	0.00	%***	0.00%	5.61%	0.01%	2.32%	2.87%

TOTAL RETURN	(2.65)%		31.73%	(13.30)%	12.11%	(2.15)%	10.89%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2021 to April 30, 2022.

The accompanying notes are an integral part of these statements

18

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2022 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

19

ASSETS AT FAIR VALUE AS OF:

4/30/22
LEVEL 1
COMMON STOCKS	$1,948,206
CASH & EQUIVALENTS	$464,556
TOTALS BY LEVEL	$2,412,762

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’tax returns are open for examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $662 to its shareholders on December 28, 2020 in the form of stock dividends equal to 29.561 shares of stock. The Series made a distribution of its long term capital gains of $118,270 to its shareholders on December 28, 2020 in the form of stock dividends equal to 5,279.914 shares of stock. . The Series made a distribution of its long term capital gains of $62,799 to its shareholders on December 27, 2021 in the form of stock dividends equal to 2,545.558 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non–cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

20

NOTE C – INVESTMENTS

For the six months ended April 30, 2022, the Series purchased $0 of common stock. During the same period, the Series redeemed $22 of common stock. The Series redeemed $350,000 in Treasury Bills.

At April 30, 2022, the gross unrealized appreciation for all securities totaled $1,212,196 and the gross unrealized depreciation for all securities totaled $105,593 or a net unrealized appreciation of $1,106,603. The aggregate cost of securities for federal income tax purposes at April 30, 2022 was $841,603.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund. Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2022, the Fund paid investment adviser fees of $13,392.

As of April 30, 2022, the Fund had $2,266 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of April 30, 2022, three of the Series’ shareholders of record owned 50.43% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2020	91,457.336	$1,255,787
Shares sold during 2021	1,188.020	$29,989
Shares redeemed during 2021	0	0
Reinvestment of Distributions, December 28, 2020	5,309.475	118,932
Balance at October 31, 2021	97,954.831	$1,404,708

Shares sold during six months ended April 30, 2022	782.624	$19,027
Shares redeemed during six months ended April 30, 2022	0	0
Reinvestment of Distributions, December 27, 2021	2,545.558	62,799
Balance at April 30, 2022	101,283.013	$1,486,534

21